SEPARATION AND CONSULTING AGREEMENT

         This Separation and Consulting Agreement (this "Agreement") is made by and between William W. Cleverly ("Employee") and Meritage Corporation (hereinafter referred to collectively with its subsidiaries (where appropriate) as the "Company").

         1. RECITALS. For the past several years, Employee has been a director, officer and significant shareholder of the Company. Employee currently serves as one of three Managing Directors. The Company and Mr. Cleverly have agreed to mutually acceptable terms for his separation from employment with the Company. Accordingly, the parties have agreed to the separation arrangement outlined herein.

         2. TERMINATION OF EMPLOYMENT. Effective today, Mr. Cleverly resigns from all employment positions with the Company (including its subsidiaries) and from the Board of Directors of all subsidiaries of the Company. He will continue in his position as a director of the Company, unaffected by this Agreement. For a period of five years from the date hereof, to the extent permitted by law, including the rules of the New York Stock Exchange, the Company agrees to nominate Mr. Cleverly for election to the Board of Directors of the Company; provided, however, that the Company shall have no obligation to nominate him for election if at the time of nomination he beneficially owns less than 275,000 shares of the Company's Common Stock (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934), or if he has committed any act that constitutes "cause" as defined under his Employment Agreement dated December 31, 1996.

         3. BUY-OUT OF EMPLOYMENT AGREEMENT. The Company agrees to buy out Employee's Employment Agreement dated December 31, 1996, and Employee agrees to modify his covenant not to compete, as follows:

               (a)  BUY-OUT  OF  EMPLOYMENT  AGREEMENT.  On April 1,  1999,  the
Company shall pay Employee the sum of $656,375 (which is equal to Employee's salary through the term of such Agreement, and his pro-rated bonus through the date hereof).

               (b) CONTINGENT STOCK. Pursuant to the Merger Agreement between Homeplex Corporation and Meritage Corporation (formerly Monterey Homes Corporation) dated December 31, 1996, Employee was granted rights to 133,333 shares of "contingent stock" that was tied to his continuing employment or his termination without cause, of which 44,445 shares are subject to issuance. The Company hereby acknowledges that Employee is vested in this contingent stock and that it will be issued and distributed to him in accordance with the terms of the Merger Agreement, Employment Agreement and related Escrow and Contingent Stock Agreement without regard to Employee's continuing employment. To the extent necessary for this purpose, Employee's separation shall be considered a "termination without cause" under the Merger Agreement, the Employment Agreement and the Escrow and Contingent Stock Agreement.

               (c) OPTIONS. Pursuant to Employee's Option Agreement dated December 31, 1996, as amended (the "1996 Option Agreement"), Employee was granted 166,667 options, 70,557 of which are either currently unvested or unexercisable. The Company hereby acknowledges that Employee shall be vested in all the options granted pursuant to the 1996 Option Agreement. To the extent necessary for this purpose, Employee's separation shall be considered a "termination without cause" under his Employment Agreement and the 1996 Option Agreement. Notwithstanding the foregoing, Employee agrees that a total of 70,557 of such options will not be exercised prior to [January 31, 2000]. The parties acknowledge and agree that options to acquire 30,000 shares granted to Mr. Cleverly on January 13, 1999 will continue to be governed by the terms of the applicable option agreement and option plan, which contemplate that these options will terminate three months after the date hereof, without having vested.

               (d) CONSULTING AGREEMENT AND COVENANT NOT TO COMPETE. Under his Employment Agreement, Employee has agreed not to compete with the Company after Employee's termination of employment, subject to various exceptions. In consideration for the payment of $285,000.00, which shall be payable in quarterly installments of $23,750 commencing three months from the date hereof (without interest), (i) Employee agrees to modify Employee's covenant not to compete by amending Section 9(d) of Employee's Employment Agreement to provide as follows:

               "(d) except only as a limited partner or other form of passive investment with no management or operating responsibilities, engage in the land banking or lot development business; provided, however, that the foregoing shall not restrict (i) the ownership of less than 5% of a public-traded company, or (ii) in the event Employee's employment is terminated hereunder, engaging in (A) the custom homebuilding business (with Employee permitted to build no more than six custom homes in any subdivision or other contiguous area at any given time and to have no more than eight homes under construction in any twelve-month period), including soliciting customers through general solicitation and soliciting suppliers who serve the Company, but not inducing them to alter or discontinue their relationship with the Company; (B) the land banking business; or (C) the lot development business (with Employee permitted to develop no more than twenty-four lots in any subdivision or other contiguous area, other than with the consent of the Company's Board of Directors given in the specific case, not to be unreasonably withheld)."

In addition, Employee agrees that the restrictive covenant set forth in Section 9 will extend for 3 years from the date hereof; and (ii) Employee agrees for a period of three years to consult on new product development and other areas mutually agreed upon, but Employee may provide such services from any location Employee selects from which the requested services can physically be provided, and Employee shall not be required to spend more than 25 hours per month on average in such capacity.

               (e) OFFICE. The Company consents to Mr. Cleverly maintaining an office in the same building (although outside of the Company's offices) in which Company's Arizona operations are headquartered.

               (f) REGISTRATION RIGHTS. The Company acknowledges that the registration rights that have been granted to Employee, Steven Hilton and John Landon are pari passu (i.e., of equivalent ranking) and will be fulfilled pro rata in accordance with their ownership interests.

               (g) MEDICAL INSURANCE BENEFITS. The Company will undertake to maintain Employee on its health insurance plan during his term as a director of the Company. The Employee will reimburse the Company for its costs to maintain Employee on such plan.

                  (h) TAXES. Employee shall be responsible for all taxes, penalties and interest relating to Employee's receipt of the payments and benefits provided hereunder, and shall indemnify and defend the Company against these costs.

         4. RELEASE AND COVENANT NOT TO SUE.

               (a) Employee hereby forever releases, discharges, cancels, waives, and acquits for himself, his spouse and his heirs, executors, administrators and assigns, the Company and any and all of its affiliates, subsidiaries, corporate parents, agents, directors, officers, owners, employees, attorneys, successors and assigns, of and from any and all rights, claims, demands, causes of action, obligations, damages, penalties, fees, costs, expenses, and liability of any nature whatsoever, whether in law or equity, which Employee has, had or may hereafter have against them, or any of them arising out of, or by reason of, any cause, matter, or thing whatsoever existing as of the date of execution of this Agreement, WHETHER KNOWN TO THE PARTIES AT THE TIME OF EXECUTION OF THIS AGREEMENT OR NOT.

         This FULL WAIVER OF ALL CLAIMS includes, without limitation, attorney's fees, any claims, demands, or causes of action arising out of, or relating in any manner whatsoever to, the employment and/or termination of the employment of Employee by the Company, such as, BUT NOT LIMITED TO, any charge, claim, lawsuit or other proceeding arising under the Civil Rights Act of 1866, 1964, 1991, Title VII as amended by the Civil Rights Act of 1991, the Americans with Disabilities Act, the Age Discrimination in Employment Act (ADEA), the Labor Management Relations Act (LMRA), the Employee Retirement Income Security Act (ERISA), the Consolidated Omnibus Budget Reconciliation Act, the Fair Labor Standards Act (FLSA), the Equal Pay Act, the Rehabilitation Act of 1973, the Arizona Civil Rights Act, the Family and Medical Leave Act of 1993, Worker's Compensation Claims, or any other federal, state, or local statute, or any contract, agreement, plan or policy, including his Employment Agreement. Employee further covenants and agrees not to institute, nor cause to be instituted, any legal proceeding, including filing any claim or complaint with any government agency alleging any violation of law or public policy or seeking worker's compensation, against the Company and/or any and all of its affiliates, subsidiaries, corporate parents, directors, agents, officers, owners, employees, successors and assignees premised upon any legal theory or claim whatsoever, including without limitation, contract, tort, wrongful discharge, personal injury, interference with contract, breach of contract, defamation, negligence, infliction of emotional distress, fraud, or deceit.

         The foregoing paragraphs of this Section 4(a) shall not apply as a release, discharge, cancellation, waiver or acquittal of, or limit Employee's rights to institute any legal proceedings to enforce or recover damages for breach of, the following: (i) Employee's rights under this Agreement; (ii) Employee's rights under IRC Section 4980B(f); (iii) Employee's accrued rights under the Company's 401(k) Plan; (iv) Employees right to be reimbursed for reasonable business expenses incurred on behalf of the Company prior to the date hereof in accordance with standard Company policies; and (v) Employee's rights to indemnification for service in his capacity as a director and/or officer of the Company, whether under applicable Maryland law, the Articles of Incorporation or Bylaws of the Company or any indemnification agreement between the Company and Employee. Employee acknowledges that, except as provided in the preceding sentence, the consideration afforded him hereunder, including the payments and considerations described in Paragraph 3 above, are in full and complete satisfaction of any claims employee may have, or may have had relating to the Company, including any arising out of his Employment Agreement, his employment with the Company (or any Subsidiary), or the termination thereof.

               (b) Company hereby forever releases, discharges, cancels, waives, and acquits Employee of and from any and all rights, claims, demands, causes of action, obligations, damages, penalties, fees, costs, expenses, and liability of any nature whatsoever, whether in law or equity, which Company has had or may hereafter have against him arising out of, or by reason of, any cause, matter, or thing whatsoever existing as of the date of execution of this Agreement, WHETHER KNOWN OR UNKNOWN TO THE PARTIES AT THE TIME OF EXECUTION OF THIS AGREEMENT, other than for breach of this Agreement or for any act or omission of Employee prior to the date hereof which is not presently known to the Company and which constitutes fraud or intentional misconduct materially detrimental to the Company.

         5. TIME PERIOD OF CONSIDERING OR CANCELING THIS AGREEMENT. Employee acknowledges that he has been offered a period of time of at least 21 days to consider whether to sign this Agreement, which he hereby waives, and the Company agrees that Employee may cancel this Agreement at any time during the 7 days following the date on which this Agreement has been signed by all parties to this Agreement. In order to cancel or revoke this Agreement, Employee must deliver to the Company at 6613 N. Scottsdale Rd., #200, Scottsdale, AZ 82520, attention Steven Hilton, written notice stating that Employee is canceling or revoking this Agreement. If this Agreement is timely canceled or revoked, none of the provisions of this Agreement shall be effective or enforceable and the Company shall not be obligated to make the payments to Employee or to provide Employee with the other benefits described in this Agreement.

         6. CONFIDENTIALITY. Employee and the Company agree to maintain in confidence the terms and existence of this Agreement and the discussions that led to its creation and execution, with the exception that the Company may disclose this Agreement and its terms to the extent required or appropriate under applicable securities laws or other laws or regulations and that the Employee may disclose such matters to any attorney who is providing advice to Employee, to any accountant or federal or state tax agency for purposes of complying with any tax laws, or as otherwise required by law. Further, Employee acknowledges his continuing obligations to the Company under paragraph 9 of the Employment Agreement, which is incorporated herein by reference and shall apply to this Agreement as if fully set forth herein, and acknowledges that he has returned to the Company and has not retained in his possession any confidential or proprietary information or any copy or embodiment thereof. These obligations, as well as any other duties of confidentiality imposed upon Employee by law or any separate confidentiality or similar agreement the Employee has entered into with the Company, shall survive the termination of Employee's employment.

         7. PUBLIC ANNOUNCEMENT. The initial press release and internal communication to employees of the Company regarding Employee's separation from the Company shall be subject to approval by both the Company and Employee, with such approval not to be unreasonably withheld; provided, however, that nothing herein shall prevent any party from making any public disclosure regarding the subject matter of this Agreement which such party is advised by its counsel it is required by law to make.

         8. RELIANCE. Employee warrants and represents that: (i) he has relied on his own judgment regarding the consideration for and language of this Agreement; (ii) he has been given a reasonable period of time to consider this Agreement, has been advised to consult with counsel of his own choosing before signing this Agreement, and has consulted with counsel or voluntarily elected not to consult with independent counsel; (iii) the Company has not in any way coerced or unduly influenced him to execute this Agreement; and (iv) this Agreement is written in a manner that is understandable to him and he has read and understood all paragraphs of this Agreement.

         9. NATURE OF THE AGREEMENT. This Agreement and all provisions thereof, including all representations and promises contained herein, are contractual and not a mere recital and shall continue in permanent force and effect. Except as provided in paragraph 6, above, this Agreement constitutes the sole and entire agreement of the parties with respect to the subject matter hereof, superseding all prior agreements and understandings between the parties, and there are no agreements of any nature whatsoever between the parties hereto except as expressly stated herein. This Agreement may not be modified or changed unless done so in writing, signed by both parties. In the event that any portion of this Agreement is found to be unenforceable for any reason whatsoever, the unenforceable provision shall be considered to be severable, and the remainder of the Agreement shall continue to be in full force and effect. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona without regard to choice of law principles.

         10. NO ADMISSION OF LIABILITY. Nothing contained in this Agreement shall be construed in any manner as an admission by any party that they have violated any statue, law or regulation, or breached any contract or agreement.

         11. NO DISPARAGEMENT. The Company agrees to use reasonable efforts to ensure that the current officers and directors of the Company during the term of their employment do not, and Employee agrees that he will not, make disparaging or derogatory remarks, whether oral or written, about the other party or, in the case of Employee, the Company or its subsidiaries, affiliates, officers, directors, employees or agents.


WILLIAM W. CLEVERLY                 MERITAGE CORPORATION



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                                    By:
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                                    Its:
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Dated:                              Dated:
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